FIFTH THIRD FUNDS

                    SUPPLEMENT DATED NOVEMBER 26, 2008 TO THE
                           STOCK AND BOND MUTUAL FUNDS
                             ASSET ALLOCATION FUNDS
                            MONEY MARKET MUTUAL FUNDS
                 CLASS A, CLASS B AND CLASS C SHARES PROSPECTUS,
                       AND INSTITUTIONAL SHARES PROSPECTUS
             DATED NOVEMBER 29, 2007, AS AMENDED (THE "PROSPECTUS")

EFFECTIVE IMMEDIATELY, THIS SUPPLEMENT PROVIDES THE FOLLOWING AMENDED AND SUPPLEMENTAL INFORMATION AND SUPERSEDES ANY INFORMATION TO THE CONTRARY IN THE
PROSPECTUS:

Principal Investment Risk Disclosure for Fifth Third Structured Large Cap Plus Fund

As described in the Prospectus, the Structured Large Cap Plus Fund (the "Fund") may sell securities short as part of its investment strategy. Lehman Brothers, Inc. ("LBI") has served as the exclusive prime broker for the Fund's short sales pursuant to a prime brokerage arrangement with the Fund. On September 19, 2008, LBI commenced liquidation proceedings. The trustee for these liquidation proceedings (the "Liquidation Trustee") has taken a position that Fund management believes to be incorrect and materially disadvantageous to the Fund. The Fund has been unwilling to accede to this position, and to close out its short positions at a sacrifice to shareholder value. As a result, the Fund's short positions as well as those long equity positions of the Fund that serve as collateral for those short positions, are not presently liquid and cannot be traded. As a result, a significant portion of the Fund's portfolio may be deemed to be illiquid and the Fund has been unable to actively manage any of its short positions and a substantial portion of its long positions. These circumstances substantially impede the Fund from achieving its stated objective. It is anticipated that these circumstances will continue throughout the course of the potential litigation discussed below, which may be protracted. The Fund has elected a course of action that, while allowing the Fund to assert its rights in court, causes the above-described illiquidity. As a result, the Fund is not presently meeting liquidity requirements applicable to open-end investment companies. The Fund's investment adviser currently receives a fee for providing investment advisory services to the Fund, as described in the Fund's prospectus.

While the Fund is actively pursuing its rights and seeking to restore liquidity to the portfolio, it is unclear what effect the LBI liquidation proceedings will have on the Fund. Should the position of the Liquidation Trustee prevail, the Fund's short positions would be valued as of the close of business on September 19, 2008. While there is uncertainty regarding the ultimate valuation date that will prevail for the short positions, the September 19 valuation date asserted by the Liquidation Trustee, if effective, would prevent the Fund

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from realizing subsequent gains in those short positions and would result in long exposure equal to approximately 150% of the Fund's net assets as of the date of this supplement. The possibility of such a long position subjects shareholders to additional risk, particularly in a down market.

The Fund intends, if necessary, to file a lawsuit against the Liquidation Trustee in connection with these matters; however, the Fund is unable to predict when these matters will be resolved or the likelihood of a resolution satisfactory to the Fund. While the amount is subject to change, the Fund believes that approximately $15 million is at stake in this dispute as of the date of this supplement. As of November 25, 2008, the Fund's net asset value was approximately $78,000,000. Given the above uncertainties, the benefits of a favorable litigation outcome are too speculative to be included in the Fund's share value calculation. Therefore, the Fund's per share net asset value has been set by the Board at a level that reflects a negative outcome. Shareholders who redeem shares prior to resolution of the litigation will lose the right to benefit, should the outcome be favorable.

The Fund presently is closed to all new purchases. Shareholders who participate in automatic reinvestment of dividends and/or capital gains distributions will continue to receive shares of the Fund through those programs.